                                                                   EXHIBIT 10.11

                      MASTER NOTE AND SECURITY AGREEMENT
                      ----------------------------------

                                                Stamford, Connecticut
                                                March 20, 1997


     1.   Master Agreement.
          ----------------

     (a) This Agreement sets forth the basic terms and conditions upon which LEASING TECHNOLOGIES INTERNATIONAL, INC. (together with its successors and assigns, collectively, the "Lender"), shall, in its sole and absolute
                            ------
discretion, lend to SQL FINANCIALS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), and the Borrower shall
                                              --------
borrow from the Lender, funds to purchase (or refinance the purchase of) the items of "Equipment" specified (and as defined in) one or more loan schedules
          ---------
hereto to be entered into from time to time (each, a "Loan Schedule").  Each
                                                      -------------
Loan Schedule shall reference this Master Note and Security Agreement (this "Agreement") and shall be deemed to incorporate therein all of the terms and
 ---------
conditions hereof, unless and to the extent any provisions hereof are expressly excluded or modified therein, and shall contain such additional terms as the Lender and the Borrower shall, in their sole discretion, agree upon. Each Loan Schedule, together with the terms and conditions of this Agreement so incorporated therein, shall constitute a separate promissory note that evidences a separate loan with respect to the Equipment specified in such Loan Schedule. Each Loan Schedule may be assigned by the Lender and/or reassigned by any assignee(s) thereof separate and apart from any other Loan Schedule(s) hereunder. With respect to each Loan Schedule, the Lender or its respective assignee(s) shall have all of the rights of the "Lender" thereunder and with respect to the Equipment and other Collateral covered thereby, and such rights shall be separately exercisable by the Lender or such assignee(s), as the case may be, collectively with all of the other Loan Schedules then held by the Lender or such assignee(s), but exclusively and independently of the rights of the Lender or such assignee(s) with respect to any other Loan Schedule(s) not then held by the Lender or such assignee(s).

     (b)  The term "Loan" as used in this Agreement shall mean any and all of
                    ----
the liabilities and obligations of the Borrower under a loan evidenced by a particular Loan Schedule, which is entered into by the Lender and the Borrower under this Agreement with respect to the Equipment specified in such Loan Schedule. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the relevant Loan Schedule.

     2.   Terms of Payment.
          -----------------

     (a) FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Lender, the "Principal Sum" set forth in each Loan Schedule, in the
                    -------------
"Total Number of Monthly Installments" set forth in such Loan Schedule,
 ------------------------------------
consisting of the "Number of Consecutive Monthly Installments" of principal and
                   ------------------------------------------
interest set forth in such Loan Schedule, each payable in advance, and the "Final Payment" of principal and interest set forth in such Loan Schedule,
 -------------
together with all other sums then owing thereunder, payable on the "Final
                                                                    -----
Payment Date" set
------------
forth in such Loan Schedule; the first such consecutive monthly installment shall be in the "First Monthly Installment Amount" set forth in such Loan
                 --------------------------------
Schedule and shall be due and payable on the "First Monthly Installment Date"
                                              ------------------------------
set forth in such Loan Schedule; the remaining consecutive monthly installments shall each be in the "Remaining Consecutive Monthly Installment Amount" set
                      ------------------------------------------------
forth in such Loan Schedule and shall thereafter be due and payable on the same day of each month in each year as such First Monthly Installment Date and ending on the "Last Consecutive Monthly Installment Date" set forth in such Loan
        -----------------------------------------
Schedule; and the Final Payment and shall be due and payable on the Final Payment Date, except as otherwise expressly provided in Sections 2(b), 2(c),
                                                        --------------------
2(d) or 17(b) hereof.
-------------

     (b)  Notwithstanding anything to the contrary set forth in Section 2(a)
                                                                ------------
hereof, if at least 120 days prior to the Final Payment Date under a Loan Schedule, the Borrower gives the Lender written notice requesting that the Lender extend and finance the repayment of the relevant Final Payment over an additional 12-month term commencing on such Final Payment Date (the "Refinancing
                                                                     -----------
Request"), and provided that no Event of Default (as hereinafter defined) and no
-------
event or circumstance that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, including (without limitation) the nonpayment or nonperformance of any outstanding liability or obligation under this Agreement (each, a "Default"), shall have occurred and be continuing as of
                         -------
(i) the date such Refinancing Request is given, or (ii) the relevant Final Payment Date, then such Final Payment shall not be due and payable on such Final
              ----
Payment Date but instead shall be payable in 12 equal monthly installments of principal and interest, each in the "Refinanced Monthly Installment Amount" set
                                     -------------------------------------
forth in the relevant Loan Schedule and due and payable on the same day of each month as such Final Payment Date, commencing on such Final Payment Date.

     (c)  Notwithstanding anything to the contrary set forth in Section 2(a)
                                                                ------------
hereof, so long as no Default or Event of Default has occurred and is continuing on the Final Payment Date under a Loan Schedule and if, at least 120 days prior to the relevant Final Payment Date, the Borrower notifies the Lender in writing (the "Return Option Exercise Notice") of the Borrower's desire to transfer title
      -----------------------------
to the related Equipment to the Lender in partial satisfaction of the Borrower's obligation to pay the relevant Final Payment (the "Return Option"), the Borrower
                                                   -------------
shall receive a credit in an amount equal to the "Return Option Credit" set
                                                  --------------------
forth in such Loan Schedule against such Final Payment by unconditionally and irrevocably transferring and assigning to the Lender or its designee on such Final Payment Date all of the Borrower's right, title and interest in and to the related Equipment; provided, however, that the Borrower pays the entire remaining "Return Option Balance Amount" set forth in such Loan Schedule to the
           ----------------------------
Lender on the relevant Final Payment Date. If a Return Option Exercise Notice is duly given as provided above, the relevant Return Option shall be exercised by the Borrower delivering each of the following to the Lender, at the Borrower's sole cost and expense, on or before the relevant Final Payment Date:
(i) a duly executed bill of sale in favor of the Lender with respect to all of the Equipment covered by the relevant Loan Schedule, in form and substance satisfactory to the Lender and its counsel; (ii) payment in full of the relevant Return Option Balance Amount; and (iii) the relevant Equipment, at a location within the continental Untied States designated by the Lender, in the same operating order, repair, condition and appearance as on the date hereof, reasonable wear and tear only excepted, and with all engineering and safety changes prescribed by the manufacturer or approved maintenance organization to accept such Equipment under contract maintenance at its then standard rates.
The Borrower shall promptly pay any and all costs of repair, replacement, deinstallation, packing, shipping and delivery of the relevant Equipment to the Lender upon the Borrower's exercise of such Return Option. If the Borrower duly satisfies all of the terms and conditions of this Section 2(c), the Borrower
                                                  ------------
shall have fully satisfied all of its obligations under the related Loan
Schedule.

(d)  Notwithstanding anything to the contrary set forth in Section 2(a) hereof,
                                                           ------------
if the Borrower believes that the "Fair Market Value" (as hereinafter defined) of the Equipment covered by a Loan Schedule as of the relevant Final Payment Date will be less than the amount of the Final Payment under such Loan Schedule, the Borrower may notify the Lender in writing at least 120 days prior to such Final Payment Date of the Borrower's election to have the amount of such Final Payment adjusted (the "Final Payment Adjustment Option Notice") to an amount
                       --------------------------------------
equal to the greater of (i) Fair Market Value of the relevant Equipment as of such Final Payment Date, or (ii) the "Adjusted Final Payment" set forth in the
                                      ----------------------
such Loan Schedule. If such Final Payment Adjustment Option Notice is so given, and so long as no Default or Event of Default has occurred and is continuing as of (A) the date such Final Payment Adjustment Option Notice is given, or (B) the relevant Final Payment Date, then unless the amount of such Adjusted Final Payment is greater than the amount of such Final Payment, such Final Payment shall automatically be deemed changed to such Adjusted Final Payment and the Borrower irrevocably and unconditionally agrees to pay such Adjusted Final Payment on the relevant Final Payment Date in lieu of such Final Payment. "Fair
                                                                           ----
Market Value" of any Equipment shall mean the amount as of the relevant Final
------------
Payment Date that would obtain for such Equipment in a retail arms'-length transaction between an informed and willing buyer in possession under no compulsion to buy and an informed and willing seller under no compulsion to sell. The Lender shall initially determine the Fair Market Value of any Equipment by notifying the Borrower thereof in writing at least 75 days prior to the relevant Final Payment Date. If, on or before a date sixty (60) days prior to the expiration of the Initial term Lender and Borrower are unable to agree upon a determination of the fair market value of the Equipment, such fair market value shall be determined in accordance with the procedure for appraisal as described below. After a determination of the fair market value of the Equipment has been made in accordance with the procedure described below, Borrower may exercise its option to purchase the Equipment for the fair market value thereof by delivering written notice to Lender not more than ten (10) days after completion of appraisal as described below.

Appraisal shall mean a procedure whereby two independent appraisers, neither of whom shall be a manufacturer of such Items of Equipment, one chosen by Borrower and one by Lender, shall mutually agree upon the amount in question based upon the definition set forth below. Each party shall deliver a written notice to the other party appointing its appraiser on or before a date sixty days prior to the expiration of the Initial Term. If within fifteen (15) days after appointment of the two appraisers as described above, the two appraisers are unable to agree upon the amount in question, a third independent appraiser, who shall not be a manufacturer of such Items of Equipment, shall be chosen within five (5) business days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by an authorized representative of the American Arbitration Association or any organization successor thereof. The decision of the third appraiser so appointed and chosen shall be given ten (10) business days after the selection of such third appraiser. Borrower shall pay the fees and expenses of its appraiser and one-half of the fees and expenses of such third appraiser, if any. The Agreement, including the obligation to pay monthly rentals, shall remain in effect pending the determination of Fair Market Value.

     (e)  The installments described in Sections 2(a) and 2(b) hereof include
                                        ----------------------
interest on the unpaid principal amount of the relevant Loan from time to time outstanding, computed on the basis of a 360-day year at the "Annual Interest
                                                             ---------------
Rate" set forth in the relevant Loan Schedule.
----

     (f)  Intentionally deleted.
          ---------------------

     (g) The Borrower shall have the right to prepay any Loan upon not less than thirty (30) days prior written notice and upon payment of the (i) present value of all monthly installments and the Final Payments calculated by discounting at the rate of six per cent (6%) per annum, compounded monthly and
(ii) any prepayment fees which the Lender incurs as a result of such prepayments, or upon the payment of such other amount as may be set forth in the applicable schedule.


     (h) Whenever any installment or other amount payable to the Lender by the Borrower hereunder is not paid when due, the Borrower agrees to pay to the Lender, on demand, as liquidated damages and not as a penalty: (i) a late charge on such overdue amounts calculated at the interest rate stated in the relevant Loan Schedule, or the maximum amount permitted under applicable law, whichever is less, from the date such payment is due until the date such payment is made in full to the Lender; and (ii) in addition, with respect to overdue installment payments only, an administrative fee equal to five cents ($.05) for each one dollar ($1.00) of such delayed installment payment overdue for more than twenty
(20) days, or the maximum amount permitted under applicable law, whichever is less. The Borrower agrees to also reimburse the Lender on demand for any and all costs and expenses (including the Lender's attorneys' fees and disbursements) arising out of or caused by this Agreement or any breach by the Borrower hereunder, including (without limitation) any enforcement by the Lender of its rights and remedies hereunder.

     (i) All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

     3.   Grant of Security Interest.  The Borrower hereby pledges, assigns and
          --------------------------
grants to the Lender a continuing first priority security interest in and lien on the following properties, assets and rights (collectively, the "Collateral"):
                                                                   ----------
(a) the Equipment as set forth (and defined) in each Loan Schedule hereunder, together with all warranties thereon and all additions, improvements, accessions, replacements and substitutions thereto and therefor, whether now owned or hereafter acquired, and all proceeds and products thereof; (b) the proceeds of any insurance payable to the Borrower with respect to the Equipment; and (c) Subject only to the lien or security interest of Silicon Valley Bank ("SVB"), Borrower also pledges, assigns and grants to the Lender a security interest and lien on all of the "Other Personal Property," if any, described in
                                 -----------------------
any Loan Schedule hereunder and all proceeds and products thereof (it being specifically understood that the other Personal Property shall secure the obligations arising under each and every Loan Schedule). In addition, all other property of the Borrower now or hereafter pledged to or held by the Lender to secure any Obligations (as hereinafter defined), whether under this Agreement, any Loan Schedule or otherwise, and all property now or hereafter leased by the Lender to the Borrower, shall also serve as collateral security for the full payment and performance of the Obligations.

     4.   Obligations Secured.  The Collateral hereunder constitutes and will
          -------------------
constitute continuing security for the full payment, performance and observance by the Borrower of the following obligations (collectively, the "Obligations"):
                                                                 -----------

          (a)  "Liabilities," which shall mean all of the indebtedness evidenced
                -----------
by this Agreement and each Loan Schedule hereunder, together with all other indebtedness, liabilities and obligations of any kind of the Borrower (or any partnership or other group of which the Borrower is a member) to the Lender, whether (i) for the Lender's own account, (ii) acquired directly or indirectly by the Lender from the Borrower or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the Borrower as principal, surety, endorser, guarantor, borrower, Borrower or otherwise, and including (without limitation) all expenses and attorneys' fees incurred by the Lender in connection with any such indebtedness, liabilities or obligations or any of the Collateral (including any sale or other disposition of the Collateral);

          (b) the prompt payment, when due, of all present and future obligations and indebtedness of the Borrower to the Lender under this Agreement and/or any Loan Schedule, as the same may hereafter be amended or modified, and under any other agreement or instrument executed by the Borrower in favor of the Lender, whether direct or indirect, absolute or contingent; and

          (c) the strict performance and observance by the Borrower of all warranties, covenants and agreements contained in this Agreement or any Loan Schedule and any instrument or other agreement delivered by the Borrower to the Lender.

     5.   Borrower Selected Equipment; Warranty Disclaimer.  THE BORROWER
          ------------------------------------------------   ------------
REPRESENTS AND ACKNOWLEDGES THAT IT HAS SELECTED BOTH THE EQUIPMENT AND THE
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VENDOR OF THE EQUIPMENT (THE "VENDOR") AND THAT THE EQUIPMENT SUITS THE
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BORROWER'S PARTICULAR NEEDS.  THE LENDER MAKES NO REPRESENTATIONS OR WARRANTIES
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OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO THE
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EQUIPMENT OR ANY OTHER MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, TITLE TO
--------------------------------------------------------------------------------
THE EQUIPMENT OR THE EQUIPMENT'S CONDITION, THE SUITABILITY OF THE EQUIPMENT,
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ITS DURABILITY, CAPACITY, OPERATION, PERFORMANCE, DESIGN, MATERIALS, WORKMANSHIP
--------------------------------------------------------------------------------
AND/OR QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. THE
---------------------------------------------------------------------
BORROWER AGREES TO LOOK SOLELY TO THE MANUFACTURER, VENDOR OR CARRIER OF THE EQUIPMENT FOR ANY CLAIM ARISING FROM ANY DEFECT, BREACH OF WARRANTY, FAILURE OR DELAY IN DELIVERY, MISDELIVERY OR INABILITY TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER, AND THE BORROWER'S OBLIGATIONS TO THE LENDER HEREUNDER SHALL NOT IN ANY MANNER BE AFFECTED THEREBY. THE LENDER SHALL NOT BE LIABLE FOR ANY LOSS, DAMAGE, INJURY OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY ANY ITEM OF
EQUIPMENT, THE USE, MAINTENANCE, REPAIR, DEFECT OR SERVICING THEREOF, BY ANY DELAY OR FAILURE TO PROVIDE SAME, BY ANY INTERRUPTION OF SERVICE OR LOSS OF SERVICE OR LOSS OF USE, OR FAILURE TO PROVIDE SAME, OR FOR ANY LOSS OF BUSINESS HOWEVER CAUSED. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE VENDOR OF THE EQUIPMENT SHALL BE BINDING ON THE LENDER, NOR SHALL THE BREACH OF SUCH RELIEVE THE BORROWER OF, OR IN ANY WAY AFFECT, ANY OF THE BORROWER'S OBLIGATIONS TO THE LENDER AS SET FORTH HEREIN.

     6.   Representations and Warranties.  The Borrower represents, warrants,
          -------------------------------
covenants and agrees that:

          (a) If the Borrower is a corporation or a partnership, it is duly organized, existing and in good standing under the laws of its state of incorporation, is duly qualified and in good standing under the laws of each jurisdiction where the character of its properties or the transaction of its business makes such qualification necessary, and has full power to own its properties and assets and to carry on its business as now being conducted.

          (b) The Borrower has full power and authority to execute, deliver and perform this Agreement and each Loan Schedule, which has been duly authorized by all necessary and proper corporate or partnership action. No consent of stockholders, if any, or of any public authority is required as a condition to the validity of this Agreement and each Loan Schedule. The making and performance by the Borrower of this Agreement and each Loan Schedule will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction or decree of any court or government instrumentality, or its charter or by-laws or partnership agreement, if any, or create a default under any agreement, note or indenture to which it is a party or by which it is bound or to which any of its property is subject, or result in the imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets, except for the liens created under this Agreement or any Loan Schedule.

          (c) This Agreement and each Loan Schedule have been duly executed and delivered, and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

          (d) The Borrower has good title to and is the lawful owner of the Collateral free from all claims, liens, encumbrances, charges or security interests whatsoever, except for the liens granted by this Agreement or any Loan Schedule, the Collateral is and will be kept at the location(s) set forth in the relevant Loan Schedule hereto.

          (e) The provisions of this Agreement and each Loan Schedule create a valid and perfected first priority security interest in the Collateral, enforceable in accordance with their respective terms, subject to no prior or equal lien, charge, encumbrance or security interest, upon the filing of appropriate Uniform Commercial Code financing statements or equivalent instruments, and notation and issuance of appropriate certificates of title, with respect to the Collateral. Appropriate Uniform Commercial Code financing statements or equivalent instruments and certificates of title with the Lender's security interest duly noted thereon, with respect to the Collateral, have been executed by the Borrower and delivered to the Lender for filing at the appropriate offices.

          (f) There are no judgments outstanding against the Borrower and there are no actions or proceedings before any court or administrative agency pending or, to the knowledge of the Borrower, threatened against the Borrower which, if determined adversely to the Borrower, would affect the Collateral.

          (g) The Borrower's principal office and place of business where it maintains its records concerning the Collateral is at its address stated on the relevant Loan Schedule. The Borrower has no other office or place of business, except as indicated on the relevant Loan Schedule.

     7.   Insurance.  The Borrower shall keep and maintain the Equipment and
          ----------
other Collateral insured against all risks of loss or damage from every cause whatsoever, for not less than the replacement cost thereof or, if greater, the maximum insurable value thereof. The Borrower shall also provide, for the benefit of the Lender, public liability insurance (both personal injury and property damage) covering the Equipment and other Collateral. The amount of any such insurance shall be sufficient so that neither the Borrower nor the Lender will be considered a co-insurer. Such insurance shall be in form, issued by insurance companies and in amounts satisfactory to the Lender. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to the Lender, that it will give at least ten
(10) days' prior written notice of the effective date of any alteration or cancellation of such policy and that coverage under such policy shall not be affected by any default, misrepresentation or other breach by the Borrower or the Lender under this Agreement or any Loan Schedule or such policy. The Lender shall have the option but not the obligation, to pay the premiums to continue any such canceled insurance policy in effect or to obtain like coverage. The Borrower agrees that any payment made by the Lender pursuant to the foregoing authorization (and interest thereon at the rate stated in the relevant Loan Schedule from the date of such payment) shall become part of the Obligations and be secured by the Collateral. The proceeds of all insurance payable as a result of loss or damage to any item of the Equipment shall be applied to satisfy the Obligations. The Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact to make claim for, receive payments of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. In all events, the Borrower shall be liable for any loss, damage, expense or costs suffered or incurred by the Lender relating to or in any manner pertaining to this Agreement or any Loan Schedule, the Collateral or the use or operation of the Collateral.

     8.   Maintenance; Loss of Collateral.  The Borrower acknowledges that, in
          -------------------------------
making its decision to extend the credit evidenced by this Agreement and each Loan Schedule to the Borrower, the Lender is depending heavily upon the realizable value of the Collateral at all times during the term of this Agreement and each Loan Schedule, and the Borrower hereby represents and warrants to the Lender that the purchase price paid by the Borrower for the Collateral represents the retail fair market value thereof. Accordingly, the Borrower agrees at all times to maintain the Collateral in good operating condition, repair and appearance, and protect the same from deterioration, other than normal wear and tear, keep the Collateral in its exclusive possession and control at the location specified in the relevant Loan Schedule and use the Collateral only in the regular course of its business within its normal capacity, without abuse and in a manner contemplated by the Vendor, shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Collateral. Notwithstanding the foregoing, Lender acknowledges that some items of Equipment may (a) be in the possession of Borrower's employees for an extended period of time or (b) may be returned to the manufacturer or service company for repair. Borrower shall, with respect to such items of Equipment, maintain records with respect to such items of Equipment indicating the location and serial number thereof, and shall furnish to Lender within ten days after the close of each calendar quarter, a list of such items of Equipment which shall identify such items of Equipment by location (including the name, address and telephone number of the employee utilizing such Equipment or of the repair company, as the case may be) and serial number. In addition, Borrower shall obtain from such employees and furnish to Lender an acknowledgment that such Equipment is owned by Lender. Any failure to comply with this section shall constitute a default pursuant to Section 17 of this Agreement. After prior notice to Lender, Borrower may, at its own expense, make alterations in or add attachments to the Equipment, provided such alterations or attachments do not interfere with the normal and satisfactory operation or maintenance of the Equipment or with Borrower's ability to obtain and maintain the maintenance contract required by this Section 8. The manufacturer or other organization selected by Borrower and approved in writing by Lender to maintain the Equipment ("Maintenance Organization") may incorporate engineering changes or make temporary alterations to the Equipment upon request of Borrower. All such alterations and attachments shall be and become the property of Lender or, at the option of Borrower, shall be removed by Borrower and the Equipment restored, at Borrower's expense, to its original condition as of the Installation Date thereof, reasonable wear and tear only excepted, and upon the removal and restoration, the alteration and/or attachment which was made by Borrower shall become the property of Borrower. For the purpose of assuring the Lender that the Collateral will be properly serviced, the Borrower agrees, in the event that the Lender so requests, to cause the Collateral to be maintained by the Vendor (or another maintenance organization approved by the Lender in writing) pursuant to Vendor's standard preventive maintenance contract or comparable maintenance contract, in each case covering at least prime shift maintenance of each item of Collateral. The Borrower hereby assumes the entire risk of loss, damage or destruction of the Collateral from any and every cause whatsoever, except for any loss, damage or destruction caused by Lender's gross negligence or intentional misconduct. The Borrower agrees that any such loss, damage or destruction of the Collateral shall not relieve the Borrower of its obligations hereunder, which obligations shall remain absolute, unconditional and not subject to any claim, defense, set-off, counterclaim, reduction or abatement of any kind whatsoever. In the event of any loss, damage or destruction of any item of Collateral, the Borrower shall give the Lender immediate written notice thereof and shall, at the Borrower's sole expense (except to the extent of any proceeds of insurance maintained by the Borrower which shall have been received by the Borrower as a result of such loss, damage or destruction) and at the Lender's sole option, either (a) repair such item, returning it to its previous condition, unless damaged beyond repair, or (b) replace such item with a like item acceptable to the Lender, in good condition and of equivalent value, which shall be included within the term "Collateral" as used herein.

     9.   Books and Records.  The Borrower shall give the Lender full and free
          -----------------
access to the Collateral and to all books, correspondence and records of the Borrower with respect thereto, (which will be held in confidence by Lender, but may be disclosed to Lender's officers, directors and consultants as well as Lender's financing institutions), and shall permit the Lender and its representatives to examine the same and to make copies and extracts therefrom, all at the Borrower's expense.

     10.  Taxes and Encumbrances.  The Borrower shall promptly pay and discharge
          ----------------------
or cause to be paid and discharged all its obligations and liabilities, including (without limitation) all taxes, assessments and governmental charges upon it and its income or properties, when due unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of the Collateral or any of its other assets. The Borrower covenants and agrees to keep the Collateral free and clear of all levies, liens, claims, security interests and encumbrances (including, without limitation, any lease or sublease thereof) and to promptly pay all charges, taxes and fees which may now or hereafter be imposed upon the ownership, sale, purchase, possession or use of the Collateral, except those in favor of the Lender. In addition, the Borrower shall timely file all tax returns required in connection with the use, operation or possession of the Collateral, and shall promptly furnish copies thereof to the Lender.

     11.  Corporate Existence.  If the Borrower is a corporation or partnership,
          -------------------
the Borrower shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate or partnership existence and all franchises, rights and privileges necessary for the proper conduct of its business, and continue to engage in the business of the same type as now conducted by it.

     12.  Notice of Events of Default.  The Borrower shall give notice in
          ---------------------------
writing promptly to the Lender of the occurrence of any event which constitutes, or which with notice or lapse of time or both would constitute, an Event of Default (as hereinafter defined).

     13.  Delivery of Financial Data.  The Borrower warrants that all credit
          --------------------------
applications, statements, financial reports and other information submitted by it to the Lender are material inducements to the execution by the Lender of this Agreement and each Loan Schedule and the financing provided hereunder. The Borrower warrants that all such credit applications, statements, reports and other information are and all information hereafter furnished by the Borrower to the Lender will be, true and correct in all material respects as of the date submitted, that no such credit application, statement, report or other information contains any untrue or misleading information or omits any material fact necessary to make such application, statement, report or other information not misleading and that the Borrower is in no way affiliated with any Vendor of any of the Equipment. The Borrower agrees to use its best efforts to obtain for the Lender such estoppel certificates, landlord's and mortgagee's waivers or other similar documents as the Lender may reasonably request. The Borrower agrees to deliver to the Lender:
(a) within 120 days after the end of each fiscal year, financial statements for such fiscal year prepared by its certified public accountant ("CPA") in
                                                               ---
accordance with generally accepted accounting principles ("GAAP"), (b) within 45
                                                           ----
days after the end of each fiscal quarter, financial statements for such fiscal quarter prepared in accordance with GAAP, and (c) at any time and from time to time, within 15 days after the Borrower's request, federal tax returns and other information regarding the Borrower and/or any Obligors (as hereinafter defined).

     14.  Principal Office.  The Borrower shall not change its principal office
          ----------------
or the place where it maintains its records pertaining to the Collateral, as specified in Sections 6(d) and 6(g) hereof, without giving the Lender at least
             ----------------------
thirty (30) days' prior written notice thereof.

     15.  Location of Collateral; Inspection; Labels.  The Borrower shall not
          ------------------------------------------
remove or permit the removal of the Collateral from its present location as set forth on the relevant Loan Schedule, without the prior written consent of the Lender. The Lender and its representatives shall have the right to enter the Borrower's premises from time to time upon reasonable notice to inspect, observe or remove the Collateral and to confirm its existence, condition and proper maintenance or otherwise protect the Lender's interest therein. Lender shall not be required to furnish prior notice if Borrower is in default under this Agreement. The Borrower shall comply with all laws, ordinances, regulations or requirements of any governmental authority, official, board or department relating to the Collateral's installation, possession, use or maintenance. The Collateral shall remain personal property regardless of its affixation to any realty. Upon the Lender's request, the Borrower shall affix and keep in a prominent place on each item of Collateral labels, plates or other markings indicating the Lender's security interest in the Collateral.

     16.  Option to Perform Obligations of the Borrower in Respect of the
          ---------------------------------------------------------------
Collateral. If the Borrower fails or refuses to make any payment, perform any
----------
covenant or obligation, or take any other action which the Borrower is obligated hereunder to perform, observe, take or do hereunder, then the Lender may, at its option, without notice or demand upon the Borrower and without releasing the Borrower from any obligation or covenant hereof, perform, observe, take or do the same in such manner and to such extent as the Lender may deem necessary or appropriate to protect any of the Collateral and its rights hereunder, including (without limitation) obtaining insurance and the payment of any taxes and the payment of any sums necessary to discharge liens or security interests at any time levied or placed on the Collateral. The Borrower agrees that any payment or expense incurred by the Lender pursuant to the foregoing authorization (and interest thereon at the rate stated in the relevant Loan Schedule from the date of incurring of any such expense) shall become part of the Obligations and be secured by the Collateral set forth in this Agreement and each Loan Schedule.

     17.  Events of Default; Remedies.  (a)  If any one of the following events
          ---------------------------
(each, an "Event of Default") shall occur, then to the extent permitted by
           ----------------
applicable law, the Lender shall have the right to exercise any one or more of the remedies set forth in Section 17(b) hereof: (i) the Borrower fails to make
                          -------------
any payment when due and such failure continues for a period of ten days hereunder or any Obligor fails to pay when due any of the Obligations and such failure continues for a period of ten days; or (ii) an Obligor fails to observe or perform (A) any other agreement or obligation to be observed or performed hereunder or under any Loan Schedule or other agreement, document or instrument delivered to the Lender by or on behalf of an Obligor or otherwise relating to any of the Obligations (collectively, the "Other Documents"), and
                                                       ---------------
unless expressly set forth in this Agreement or any Loan Schedule, such failure continues uncured for thirty (30) days following notice by Lender; or (B) any other obligation of an Obligor to the Lender and unless expressly set forth in this Agreement or any Loan Schedule, such failure continues uncured for thirty
(30) days following notice by Lender; or (iii) any representation or warranty made by or on behalf of any Obligor in this Agreement or any Loan Schedule or in any of the Other Documents shall at any time prove to have been incorrect or untrue when made; or (iv) an Obligor makes any misrepresentation to the Lender or fails to disclose to the Lender any material fact in connection with this Agreement or any Loan Schedule or otherwise, either contemporaneously herewith or at any time prior or subsequent to the execution hereof; or (v) an Obligor breaches any warranty or agreement contained herein or in any of the Other Documents, including, without limitation, the Borrower's failure to obtain or maintain any insurance required by the Lender hereunder; or (vi) Borrower defaults in the performance or observation of any material term, condition or covenant of its loan agreement, with Silicon Valley Bank ("SVB"), and SVB accelerates the obligations of Borrower due thereunder, or if Borrower is in default in the payment of any obligation in excess of $75,000.00 with respect to any other loan agreement, indenture, trust agreement, lease or similar agreement to which it is a party or by which Borrower is bound and such default continues beyond any applicable cure period; (vii) an Obligor fails to pay, withhold, collect or remit when asserted or due any tax, assessment or other sum payable with respect to the Collateral or any security for any of the Obligations (including, without limitation, any premium on any insurance policy with respect to any of the Collateral or any security for any of the Obligations, or any insurance policy assigned to the Lender as security for any of the Obligations) except any of the foregoing which is being contested in good faith and by appropriate proceedings which serve as a matter of law to stay the enforcement thereof and for which the Obligor has established and is maintaining adequate reserves, or the making of any tax assessment against any Obligor by the United States or any state or local government; or (viii) a judgment is entered against an Obligor in an amount in excess of $75,000, and such judgment is not satisfied, dismissed or stayed within 30 days or any attachment, levy or execution is made against any property of an Obligor, or any part of any property of an Obligor is condemned or seized by any governmental authority or court at the instance of such governmental authority; or (ix) the death of an Obligor, if an individual, or the death of any individual member of an Obligor, if a partnership or joint venture; or (x) Borrower enters into any transaction, the effect of which adversely affects (i) a material portion of Borrower's business value and (ii) the ability of Borrower, in Lender's reasonable judgment, to repay Borrower's obligations under the Agreement as they become due. Borrower shall have sixty days, after notice thereof, to cure the default set forth in this Section 17(a)(x); or (xi) an Obligor fails (or an Obligor admits in writing its inability) to generally pay its debts as they become due or the insolvency or business failure of an Obligor; or (xii) the filing of an application for appointment of a trustee, custodian or receiver for an Obligor or of any part of an Obligor's property, or an assignment for the benefit of creditors by an Obligor, or the making or sending of notice of any intended bulk transfer by an Obligor; or (xiii) the filing of a petition in bankruptcy by or against an Obligor, or the commencement by or against an Obligor of any proceeding under any bankruptcy or insolvency law or statute, or any law or statute relating to the relief of debtors or arrangement of debt, readjustment of indebtedness, reorganization, receivership or composition, or the extension of indebtedness; or (xiv) a material adverse change in the condition or affairs (financial or otherwise) of Borrower or any other event or circumstance occurs that materially impairs the prospects of full and prompt payment or performance by Borrower of any of its Obligations; or (xv) the Borrower shall, at any time without the prior written consent of the Lender, enter into an agreement to change the location of the Collateral or permit any change in such location of the Collateral, as specified in Section 6(d) hereof or (xvi) Borrower attempts
                                ------------
to remove, sell, transfer, encumber, sublet or part with possession of the Equipment or any item thereof, except as expressly permitted herein; no cure period shall apply to this Section 17(a)(xvi). For purposes of this Agreement, the term "Obligor" shall mean the Borrower and any guarantor, pledgor or
          -------
hypothecator with respect to any of the Obligations, and any other party liable for any of the Obligations of the Borrower in addition to the Borrower.

          (b) Upon the occurrence of an Event of Default, at the Lender's sole option, all or any part of the entire unpaid total amount of the Obligations then owed to the Lender for the balance of the term thereof shall be at once due and payable and the Lender may, without demand or legal process, enter upon the premises where any or all of the Collateral securing such Obligations is located, take possession of and remove same, and exercise any one or more of the following rights and remedies, without liability to the Borrower therefor and without affecting the Borrower's obligations hereunder: (i) sell, lease or otherwise dispose of any or all of such Collateral or any part thereof at one or more public or private sales, leases or other dispositions, at wholesale or retail, for such consideration, on such terms, for cash or on credit, as the Lender may deem advisable, and the Lender may immediately, without demand of performance and without intention of notice to sell or of the time or place of sale or of redemption or of advertisement or other notice or demand whatsoever to the Borrower, all of which are hereby expressly waived (if notice of any sale or other disposition is required by law to be given, the Borrower hereby agrees that a notice sent at least five (5) days before the time of any intended public sale or of the time after which any private sale or other disposition of such Collateral is to be made, shall be reasonable notice of such sale or other disposition); or (ii) retain such Collateral or any part thereof, crediting the Borrower with the reasonable fair market or rental value thereof for the balance of the term of the related Loan Schedule; and/or (iii) require the Borrower to assemble such Collateral at the Borrower's sole expense, for the Lender's benefit, at a place designated by the Lender; and/or (iv) pursue any other remedy granted by any existing or future document executed by the Borrower or by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of such Collateral may be located. At any public sale, the Lender may be the purchaser of all or any part of such Collateral, free from any right of redemption on the part of the Borrower, which right is hereby waived and released. The Borrower agrees to pay all of the Lender's expenses, including but not limited to the costs of repossessing, storing, repairing and preparing such Collateral for sale or lease, any commissions payable in connection with any such sale or lease, and reasonable attorney's fees and disbursements, if an attorney shall be consulted. The net proceeds realized from any such sale, lease or other disposition or the exercise of any other remedy, after deducting therefrom all related expenses, shall be applied toward payment of the unpaid Obligations due and to become due to the Lender hereunder, the Borrower to remain personally liable for any deficiency. The Lender's recovery shall in no event exceed the maximum amount permitted by law. If any of such Collateral is leased by the Lender to a third party, the present value of such lease receivable discounted at an interest rate of 12% per annum shall be credited to the Borrower's liability to the Lender after deducting all expenses associated with the lease of such Collateral and the Borrower shall remain liable for any deficiency thereof. It is understood that facility of repossession in an Event of Default is a basis for the financial accommodation reflected by this Agreement and each Loan Schedule. Any late charges payable to the Lender under
Section 2(h) hereof shall be payable in addition to all amounts payable by the
------------
Lender as a result of exercise of any of the remedies herein provided. The Borrower agrees to also reimburse the Lender for any expenses actually incurred (including the Lender's attorneys' fees and expenses) arising out of or caused by this Agreement or any Loan Schedule. Notwithstanding anything to the contrary contained herein, if any one or more Loan Schedules are assigned by the Lender to one or more assignees, the Collateral securing the Obligations under each Loan Schedule shall be limited to the Collateral securing the Obligations under each Loan Schedule then held by the Lender or such assignee, as the case may be.

     18.  Power of Attorney.  The Borrower authorizes the Lender and does hereby
          -----------------
make, constitute and appoint the Lender and any officer, employee or agent of the Lender with full power of substitution, as the Borrower's true and lawful attorney-in-fact with power, in its own name or in the name of the Borrower: (a) upon the occurrence of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Lender, (ii) to sign and endorse any documents relating to the Collateral, (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral, and/or (iv) to grant, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (b) at any time, or from time to time, (i) generally to do, at the Lender's option, all acts and things that the Lender reasonably deems necessary or desirable to protect, preserve and realize upon the Collateral and the Lender's security interests therein, or (ii) in order to otherwise effectuate the intents of this Agreement and each Loan Schedule, in each case as fully and effectually as the Borrower might or could itself do; and the Borrower hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS ANY OF THE OBLIGATIONS SHALL BE OUTSTANDING. The Borrower agrees that any expense incurred by the Lender pursuant to the foregoing authorization, and interest thereon at 1 1/2% per month or if such rate exceeds the maximum rate, then at such maximum rate, from the date of incurring any such expense, shall become part of the Obligations and be secured by the Collateral.

     19.  Assignment, Etc.  The Borrower shall not assign, pledge, mortgage,
          ---------------
lease, transfer, encumber or otherwise dispose of any of its rights in the Collateral or any part thereof, nor permit its use by anyone other than its regular employees, without the Lender's prior written consent. Any such purported transfer, assignment or other action without the Lender's prior written consent shall be void. The Lender may, without notice to or consent by the Borrower, transfer or assign this Agreement and each Loan Schedule or any interest herein and may mortgage, pledge, encumber or transfer any of its rights or interest in and to the Collateral or any part thereof other than a competitor of Borrower and, without limitation, each assignee, transferee, pledgee and mortgagee (which may include any affiliate of the Lender) shall have the right to further transfer or assign its interest. Each such assignee, transferee, pledgee and mortgagee shall have all of the rights (but none of the obligations) of the Lender under this Agreement and each Loan Schedule. The Borrower hereby acknowledges notice of the Lender's intended assignment of this Agreement and each Loan Schedule and, upon such assignment, the Borrower agrees not to assert against any such assignees, transferees, pledgees and mortgagees any defense, claim, counterclaim, recoupment or set-off that the Borrower may have against the Lender, whether arising under this Agreement or any Loan Schedule or otherwise. Any assignee, transferee, pledgee or mortgagee of the Lender's rights under this Agreement or any Loan Schedule shall be considered a third party beneficiary of all of the Borrower's representations, warranties and obligations hereunder to the Lender. The Borrower agrees (a) in connection with any such transfer or assignment, to provide such instruments, documents, acknowledgments and further assurances as the Lender or any assignee, transferee, mortgagee or pledgee may deem necessary or advisable to effectuate the intents of this Agreement or any Loan Schedule or any such transfer or assignment, with respect to such matters as the Agreement, any Loan Schedule, the Collateral, the Borrower's obligations to such assignee, transferee, mortgagee or pledgee and such other matters as may be reasonably requested, and (b) that after receipt by the Borrower of written notice of assignment from the Lender or from the Lender's assignee, transferee, pledgee or mortgagee, all principal, interest and other amounts which are then and thereafter become due under this Agreement or any Loan Schedule shall be paid to such assignee, transferee, pledgee or mortgagee, at the place of payment designated in such notice. This Agreement and each Loan Schedule shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and its successors and assigns.

     20.  No Waiver.  No failure on the part of the Lender to exercise, and no
          ---------
delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. No course of dealing between the Borrower and the Lender nor any delay or omission on the part of the Lender shall operate as a waiver of any rights of the Lender. Each and every right, remedy or power hereby granted to the Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender from time to time. Waiver of any particular Event of Default shall not be deemed to be a waiver of any other or subsequent Event of Default.

     21.  Further Assurances; Filing.  The Borrower from time to time, at its
          --------------------------
sole expense, will promptly execute and deliver all further instruments, documents and assurances, and take all further action, that may be necessary or desirable, or that the Lender may request, and hereby authorizes the Lender to take all action (including the filing of any financing statements, continuation statements or amendments thereto without the signature of the Borrower) as the Lender may deem necessary, proper or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any Loan Schedule or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Borrower agrees to pay the Lender the actual fees for such filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement.

     22.  Indemnity and Expenses.  The Borrower shall and does hereby indemnify
          ----------------------
and save the Lender, its directors, officers, employees, agents, attorneys, servants, successors and assigns, harmless from any and all liabilities (including, without limitation, negligence, except for gross negligence, tort and strict liability), damages, expenses, claims, actions, proceedings, judgments, settlements, losses, liens and obligations (each, an "Indemnified
                                                                 -----------
Claim"), including (without limitation) reasonable attorneys' fees and expenses
-----
actually incurred, arising out of the ordering, purchase, delivery, rejection, non-delivery, ownership, selection, possession, leasing, renting, financing, operation (regardless of where, how and by whom operated), control, use, condition (including but not limited to latent and other defects, whether or not discoverable by the Borrower), maintenance, delivery, transportation, storage, repair, furnishing of specifications with respect to, and the return or other disposition of, the Equipment or any other Collateral, and any claims of patent, trademark or copyright infringement or, in the event that the Borrower shall be in default hereunder, arising out of the condition of any item of Equipment or any other Collateral sold or disposed of after use by the Borrower, including (without limitation) claims for injury to or death of persons and for damage to property. The indemnities and obligations herein provided shall continue in full force and effect notwithstanding the expiration, termination or can cellation of this Agreement or any Loan Schedule for any reason whatsoever and irrespective of whether the Borrower ever accepts the Equipment or any other Collateral. The Borrower shall give the Lender prompt written notice of any Indemnified Claim and, at the Lender's sole option, shall defend the Lender against any Indemnified Claim at the Borrower's sole expense with attorney(s) selected by the Lender. The Borrower is an independent contractor and nothing con tained herein shall authorize the Borrower or any other person to operate any item of Equipment or any other Collateral so as to incur any liability or obligation for or on behalf of the Lender. The Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses actually incurred, including the fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with (a) the administration of this Agreement or any Loan Schedule, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise, enforcement or protection of any of the rights of the Lender hereunder, or (d) the failure by the Borrower to perform or observe any of the provisions hereof. The foregoing amounts shall become part of the Obligations and secured by the Collateral as set forth in this Agreement or any Loan Schedule and the Lender may at any time apply to the payment of all such costs and expenses all proceeds arising from the possession or disposition of all or any portion of the Collateral.

     23.  Modifications, Etc.  Neither this Agreement nor any Loan Schedule, nor
          -------------------
any provision hereof or thereof, may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by a duly authorized representative of the party against whom enforcement of the change, waiver, discharge or termination is sought.

     24.  Termination.  Upon the non-defeasible payment in full of all
          -----------
Obligations, the Lender shall execute and deliver to the Borrower all such documents and instruments as shall be necessary to evidence termination of this Agreement or any Loan Schedule and the security interests created hereunder.

     25.  Entire Agreement: Partial Invalidity.  This Agreement and each Loan
          ------------------------------------
Schedule constitutes the entire agreement of the Lender and the Borrower with respect to the transactions covered hereby, and supersedes any and all prior agreements, understandings and negotiations with respect thereto. If any provision of this Agreement or any Loan Schedule is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement or any Loan Schedule as a whole, but this Agreement or such Loan Schedule shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced to such extent as shall be permitted by law.

     26.  Miscellaneous.  (a)  Any notice or other communication to a party
          -------------
hereunder shall be sufficiently given if in writing and personally delivered or mailed to said party by certified mail, return receipt requested, at its address set forth herein or such other address as either may designate for itself in such a notice to the other and such notice shall be deemed to have been given when received if personally delivered or served by overnight delivery or three
(3) days after being sent by mail. Whenever the sense of this Agreement or any Loan Schedule requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one Borrower is named herein, the liability of each shall be joint and several. The headings set forth in this Agreement or any Loan Schedule are for convenience of reference only, and shall not be given substantive effect.

     (b) To the extent that any Loan Schedule evidencing a Loan hereunder would constitute "chattel paper," as such term is defined under the Connecticut Uniform Commercial Code, a security interest therein may be created only through the transfer or possession of the original of Counterpart No. 1 of such Loan Schedule executed pursuant to this Agreement. Transfer or possession of an original counterpart of this Agreement shall not be necessary to perfect such security interest and no security interest in any such Loan Schedule may be created by the transfer or possession of any other counterpart of such Loan Schedule or by the transfer or possession of any counterpart of this Agreement.

     27.  Choice of Law and Venue; Waiver of Jury Trial.  THIS AGREEMENT AND
          ---------------------------------------------
EACH Loan Schedule SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. The Borrower hereby agrees that all actions or proceedings arising directly or
------------------------------------------------------------------------------
indirectly from or in connection with this Agreement or any Loan Schedule or
----------------------------------------------------------------------------
any of the Collateral shall, at the Lender's sole option, be litigated only in
------------------------------------------------------------------------------
the Connecticut state courts or the United States District Court for the
------------------------------------------------------------------------
District of Connecticut sitting in Fairfield County, Connecticut.  The Borrower
----------------------------------------------------------------
consents to the jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of such courts or a judge thereof may be served inside or outside the State of Connecticut or the District of Connecticut by registered mail, return receipt requested, directed to the Borrower at its address set forth in this Agreement or any Loan Schedule (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service, or in such other manner as may be permissible under the rules of said courts. THE LENDER AND THE BORROWER EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN SCHEDULE, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE BORROWER AND THE LENDER. The Borrower hereby waives the right to interpose any set-off or counterclaim or cross-claim in any such litigation; provided, however, that nothing in this
Section 27 shall prevent the Borrower from asserting, in a separate and
----------
independent proceeding, any claim it may have against the Lender.

          IN WITNESS WHEREOF, the parties hereby have caused these presents to be duly executed by their authorized representatives on the date first above written.

SQL FINANCIALS INTERNATIONAL, INC.        LEASING TECHNOLOGIES
                                          INTERNATIONAL, INC.

By:  /s/                                  By:  /s/
     -----------------------------             --------------------------------
    (Title)                                   (Title)

Attest:
       /s/
     ------------------------------
    (Title)

                             Loan Schedule No. 01
                                      to
                      Master Note and Security Agreement
                    dated March 20, 1997 (the "Agreement")
                                               ---------
                                    between
           Leasing Technologies International, Inc.  (the "Lender")
                                                           ------
                                      and
              SQL Financials International, Inc. (the "Borrower")
                                                       --------


     The Lender and the Borrower agree that: (a) all of the terms and conditions of the Agreement are hereby incorporated in this Loan Schedule by reference, unless and to the extent such provisions are expressly excluded or modified herein; and (b) this Loan Schedule, together with the terms and conditions of the Agreement so incorporated herein, shall (i) constitute a single promissory note to evidence a separate Loan made by the Lender to the Borrower under this Schedule, and (ii) control the rights and obligations of the parties with respect to such Loan, which Loan was made with respect to the personal property described below (such personal property, together with all additions, substitutions and replacements thereto, collectively, the "Equipment").
                                                           ---------
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Sections 1(a) and 3:     The term "Equipment" as used in this Loan Schedule and
-------------------                ---------
in the Agreement shall include the following described personal property, together with all warranties thereon, all replacement parts, repairs, additions and accessories now or hereafter incorporated therein or affixed thereto, and all additions, improvements, accessions, replacements and substitutions thereto and therefor, whether now owned or hereafter acquired, and all proceeds and products thereof:

Type           Description          Serial Number
----           -----------          -------------

             SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.



"Other Personal Property" constituting "Collateral" under Section 3(c):
-----------------------------------------------------------------------

See Exhibit B attached hereto and made a part hereof.

Section 2(a):  "Principal Sum": $531,004.57
-------------  -------------    ----------

               "Total Number of Monthly Installments":   37
                ------------------------------------    ---

               "Final Payment": $108,856.00
                -------------    ----------

               "Final Payment Date": March 31, 2000
                ------------------   --------------

               "First Monthly Installment Amount": $34,930.00
                --------------------------------    ---------

               "First Monthly Installment Date": March 31, 1997
                ------------------------------   --------------

               "Remaining Consecutive Monthly Installment Amount": $ 17,465.00
                ------------------------------------------------    ----------

               "Last Consecutive Monthly Installment Date": February 29, 2000
                 -----------------------------------------   -----------------


Section 2(b):  "Refinanced Monthly Installment Amount": $9,606.00
-------------   -------------------------------------    --------


Section 2(c):  "Return Option Credit": $87,616.00
-------------   --------------------    ---------

               "Return Option Balance Amount": $21,240.00
                ----------------------------    ----------


Section 2(d):  "Adjusted Final Payment": $53,100.00
-------------   ----------------------    ---------


Section 2(e):  "Annual Interest Rate": 21.95% per annum.
-------------   --------------------  ------


Sections 2(h), 7
----------------
          and 16:  Late charge interest rate: 1.5% per month.
          ------

Sections 6(d), 8
----------------
          and 15:  Collateral Location(s):
          -------  ----------------------

         See Exhibits A and C attached hereto and made a part hereof.

Section 6(g):  Borrower's Office(s) and/or Place(s) of Business:
-------------  ------------------------------------------------

2 Ravinia Drive, Suite 1000
Atlanta, GA  30346

Section 8:
Notwithstanding Section 8 of the Agreement, Borrower may self-maintain the Equipment under this Loan Schedule in a manner consistent with industry maintenance standards, performing such maintenance and installing engineering changes and improvements that are available, without additional charge to Lender, in order to keep the Equipment at current engineering levels.

This is Counterpart No. ___ of 3 executed Counterparts of this Loan Schedule. Counterpart No. 1 of this Loan Schedule shall constitute the only original executed counterpart of this Loan Schedule. For purposes of perfection of a security interest in chattel paper by possession under the Connecticut Uniform Commercial Code, (a) such Counterpart shall be deemed the only original counterpart of this Loan Schedule, and transfer or possession of such Counterpart shall effect such perfection, (b) transfer or possession of no other purported Counterpart of this Loan Schedule shall effect such perfection, and
(c) transfer or possession of an original counterpart of the Agreement shall not be necessary to effect such perfection.

     IN WITNESS WHEREOF, the parties hereby have caused these presents to be duly executed by their authorized representatives on the date first above written.

SQL FINANCIALS INTERNATIONAL, INC.        LEASING TECHNOLOGIES
                                          INTERNATIONAL, INC.



By:                                       By:
   --------------------------------          --------------------------------

  (Title)                                   (Title)
         --------------------------                --------------------------



Attest:


------------------------------------
(Title)
       -----------------------------

                                 EXHIBIT B TO
                            LOAN SCHEDULE NO. 01 TO
   MASTER NOTE AND SECURITY AGREEMENT DATED MARCH 20, 1997 (THE "AGREEMENT")
        BETWEEN LEASING TECHNOLOGIES INTERNATIONAL, INC. (THE "LENDER")
            AND SQL FINANCIALS INTERNATIONAL, INC. (THE "BORROWER")

                                  Collateral
                                  ----------

All of the assets of the Borrower (sometimes hereinafter called "Debtor"), wherever located and whether now owned or hereafter acquired or arising, and all proceeds therefrom, including but not limited to:

(i) all of the Debtor's inventory, goods, wares, merchandise, raw materials, supplies, work in process, finished goods, and other personal property of every kind and description held for sale or lease or furnished or to be furnished under any contract of service, and all goods which are in transit, and all returned, repossessed and rejected goods of the foregoing description, and any other tangible personal property held by the Debtor for licensing, processing, sale or other business purpose or to be used, licensed or consumed in the Debtor's business;

(ii) all machinery, equipment, motor vehicles, furniture, office equipment and supplies, plant equipment, tools, dies, molds, fixtures and leasehold improvements of Debtor, of every kind and description, wherever located and including all additions, improvements, accessions and substitutions thereto;

(iii) accounts receivable now owned or hereafter acquired and all proceeds thereof. "Accounts Receivable" means all accounts receivable of Debtor, including but not limited to (i) all notes, drafts, acceptances and other instruments representing or evidencing a right to payment for goods sold or leased, or services rendered, whether or not earned by performance; (ii) all general intangibles of Debtor that constitute debts obligations or liabilities owed to Debtor arising out of or in connection with such accounts receivable;
(iii) all of Debtor's chattel paper of every kind and description from account debtors including all additions thereto and substitutions therefor. (iv) all files, records (including, without limitation computer programs, disks, tapes and related electronic data processing media) and writings of Debtor or in which Debtor has an interest in any way relating to the foregoing property and all rights of Debtor to the retrieval from third parties of electronically processed and recorded information pertaining to any of such property; (v) all of Debtor's documents and instruments constituting or evidencing the foregoing and
(vi) all guaranties and securities for, and all proceeds of any of the foregoing.

(v) all insurance proceeds, whether arising out of any of the foregoing or otherwise.

LENDER:                                    BORROWER:
Leasing Technologies International, Inc.   SQL Financials International,Inc.

BY:                                       BY:
   -------------------------------------     --------------------------------
NAME:                                     NAME:
     -----------------------------------       ------------------------------
TITLE:                                    TITLE:
      ----------------------------------        -----------------------------
DATE:                                     DATE:
     -----------------------------------       ------------------------------